Supplement dated April 19, 2010
to the

PineBridge Mutual Funds

Statement of Additional Information dated March 30, 2011[Missing Graphic Reference]

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated March 30, 2011.

Effective April 1, 2011, Jack Boyce resigned as Trustee of PineBridge Mutual Funds (the “Trust”).  All references to Mr. Boyce therefore are removed from the SAI.

In addition, under the “Investment Policies” section of the Trust’s SAI, the sub-section entitled “Regulatory Aspects of Hedging Instruments” that appears on page 20, is deleted and replaced in its entirety with the following:

Regulatory Aspects of Hedging Instruments

Each Fund has claimed exclusion from the definition of a “commodity pool operator” (“CPO”) or a “commodity pool” under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation under the CEA.  Each Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under Commodity Futures Trading Commission regulations, without regard to the percentage of the Fund’s assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the aggregate “notional value” of non-hedging transactions exceeds the liquidation value of the portfolio, after taking into account unrealized profits and unrealized losses on any such transactions.  Each Fund intends to engage in Futures transactions and options thereon only for hedging purposes.  Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers.  Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser.  Position limits also apply to Futures.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.  Due to requirements under the Investment Company Act of 1940 (the “1940 Act”), when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

A Fund will maintain a segregated account with its custodian to cover its exposure in connection with the use of derivatives and hedging instruments in accordance with the 1940 Act and related authorities and interpretations.

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Please retain this supplement for future reference.